Assets and Liabilities of Businesses Held For Sale and Discontnued Operations	12 Months Ended
Dec. 31, 2011
Assets and Liabilities of Businesses Held For Sale and Discontinued Operations [Abstract]
Assets and Liabilities Of Business Held For Sale and Discontinued Operations

NOTE 2. ASSETS AND LIABILITIES OF BUSINESSES HELD FOR SALE AND DISCONTINUED OPERATIONS

Assets and Liabilities of Businesses Held for Sale

In the third quarter of 2011, we committed to sell our CLL marine container leasing business, which consists of our controlling interests in the GE SeaCo joint venture along with other owned marine container assets, and our CLL trailer fleet services business in Mexico. In the fourth quarter of 2011, we completed the sale of our interest in the CLL marine container leasing business and our CLL trailer fleet services business in Mexico for proceeds of $500 million and $111 million, respectively.

In the second quarter of 2011, we committed to sell our Consumer business banking operations in Latvia.

In 2010, we committed to sell our Consumer businesses in Argentina, Brazil, and Canada, a CLL business in South Korea, and our Real Estate Interpark business. The Consumer Canada disposition was completed during the first quarter of 2011 for proceeds of $1,429 million. The Consumer Brazil and Real Estate Interpark business dispositions were completed during the second quarter of 2011 for proceeds of $22 million and $704 million, respectively. The Consumer Argentina disposition was completed during the third quarter of 2011 for proceeds of $41 million.

Summarized financial information for businesses held for sale is shown below.

December 31 (In millions)	2011	2010

Assets
Cash and equivalents	$149	$54
Financing receivables – net	412	1,917
Property, plant and equipment – net	81	103
Goodwill	20	0
Other intangible assets – net	7	187
Other assets	8	841
Other	34	25
Assets of businesses held for sale	$711	$3,127

Liabilities
Short-term borrowings	$252	$146
Accounts payable	21	46
Long-term borrowings	8	228
Other liabilities	64	172
Liabilities of businesses held for sale	$345	$592

Discontinued Operations

Discontinued operations primarily comprised BAC Credomatic GECF Inc. (BAC) (our Central American bank and card business), GE Money Japan (our Japanese personal loan business, Lake, and our Japanese mortgage and card businesses, excluding our investment in GE Nissen Credit Co., Ltd.), our U.S. mortgage business (WMC), our U.S. recreational vehicle and marine equipment financing business (Consumer RV Marine), Consumer Mexico, Consumer Singapore, our Consumer home lending operations in Australia and New Zealand (Australian Home Lending) and Consumer Ireland. Associated results of operations, financial position and cash flows are separately reported as discontinued operations for all periods presented.

Summarized financial information for discontinued operations is shown below.

(In millions)	2011	2010	2009

Operations
Total revenues	$329	$2,060	$2,383

Earnings (loss) from discontinued operations before income taxes	$(187)	$118	$254
Benefit (provision) for income taxes	91	101	(7)
Earnings (loss) from discontinued operations, net of taxes	$(96)	$219	$247

Disposal
Gain (loss) on disposal before income taxes	$(329)	$(1,420)	$(178)
Benefit (provision) for income taxes	351	236	93
Gain (loss) on disposal, net of taxes	$22	$(1,184)	$(85)

Earnings (loss) from discontinued operations, net of taxes	$(74)	$(965)	$162

		At
		December 31,	December 31,
		2011	2010
Assets
Cash and equivalents		$121	$142
Financing receivables - net		521	11,216
Other assets		6	176
Other		1,021	1,476
Assets of discontinued operations		$1,669	$13,010

Liabilities
Accounts payable		$7	$110
Deferred income taxes		207	232
Other		1,257	2,076
Liabilities of discontinued operations		$1,471	$2,418

Assets at December 31, 2011 and December 31, 2010, primarily comprised cash, financing receivables and a deferred tax asset for a loss carryforward, which expires principally in 2017 and in part in 2019, related to the sale of our GE Money Japan business.

BAC Credomatic GECF Inc.

During the fourth quarter of 2010, we classified BAC as discontinued operations and completed the sale of BAC for $1,920 million. Immediately prior to the sale, and in accordance with terms of a previous agreement, we increased our ownership interest in BAC from 75% to 100% for a purchase price of $633 million. As a result of the sale of our interest in BAC, we recognized an after-tax gain of $780 million in 2010.

BAC revenues from discontinued operations were $983 million and $943 million in 2010 and 2009, respectively. In total, BAC earnings from discontinued operations, net of taxes, were $854 million and $292 million in 2010 and 2009, respectively.

GE Money Japan

During the third quarter of 2007, we committed to a plan to sell our Japanese personal loan business, Lake, upon determining that, despite restructuring, Japanese regulatory limits for interest charges on unsecured personal loans did not permit us to earn an acceptable return. During the third quarter of 2008, we completed the sale of GE Money Japan, which included Lake, along with our Japanese mortgage and card businesses, excluding our investment in GE Nissen Credit Co., Ltd. In connection with the sale, we reduced the proceeds from the sale for estimated interest refund claims in excess of the statutory interest rate. Proceeds from the sale were to be increased or decreased based on the actual claims experienced in accordance with loss-sharing terms specified in the sale agreement, with all claims in excess of 258 billion Japanese Yen (approximately $3,000 million) remaining our responsibility. The underlying portfolio to which this obligation relates is in runoff and interest rates were capped for all designated accounts by mid-2009. In the third quarter of 2010, we began making reimbursements under this arrangement.

Our overall claims experience developed unfavorably through 2010. We believe that the level of excess interest refund claims was impacted by the challenging global economic conditions, in addition to Japanese legislative and regulatory changes. In September 2010, a large independent personal loan company in Japan filed for bankruptcy, which precipitated a significant amount of publicity surrounding excess interest refund claims in the Japanese marketplace, along with substantial legal advertising. We observed an increase in claims during September 2010 and higher average daily claims in the fourth quarter of 2010 and the first two months of 2011. Since February and through the end of 2011, we have experienced substantial declines in the rate of incoming claims, though the overall rate of reduction, including fourth quarter experience, has been slower than we expected. During the fourth quarter of 2011, we recorded an increase to our reserve of $243 million to reflect our revised estimates of the assumed daily incoming claims reduction rate and severity. At December 31, 2011, our reserve for reimbursement of claims in excess of the statutory interest rate was $692 million.

The amount of these reserves is based on analyses of recent and historical claims experience, pending and estimated future excess interest refund requests, the estimated percentage of customers who present valid requests, and our estimated payments related to those requests. Our estimated liability for excess interest refund claims at December 31, 2011 assumes the pace of incoming claims will continue to decelerate, average exposure per claim remains consistent with recent experience, and we continue to see the impact of our loss mitigation efforts. Estimating the pace of decline in incoming claims can have a significant effect on the total amount of our liability. Holding all other assumptions constant, for example, a 20% adverse change in assumed incoming daily claim rate reduction would result in an increase to our reserves of approximately $110 million.

Uncertainties about the likelihood of consumers to present valid claims, the runoff status of the underlying book of business, the financial status of other personal lending companies in Japan, challenging economic conditions and the impact of laws and regulations make it difficult to develop a meaningful estimate of the aggregate possible claims exposure. Recent trends, including the effect of consumer activity, market activity regarding other personal loan companies and higher claims severity, may continue to have an adverse effect on claims development.

GE Money Japan loss from discontinued operations, net of taxes, were $238 million, $1,671 million and $158 million in 2011, 2010 and 2009, respectively.

WMC

During the fourth quarter of 2007, we completed the sale of WMC, our U.S. mortgage business. WMC substantially discontinued all new loan originations by the second quarter of 2007, and is not a loan servicer. In connection with the sale, WMC retained certain representation and warranty obligations related to loans sold to third parties prior to the disposal of the business and contractual obligations to repurchase previously sold loans as to which there was an early payment default. All claims received for early payment default have either been resolved or are no longer being pursued.

Pending repurchase claims based upon representations and warranties made in connection with loan sales were $705 million at December 31, 2011, $347 million at December 31, 2010 and $783 million at December 31, 2009. Pending repurchase claims were $562 million at March 31, 2012. Pending claims represent those active repurchase claims that identify the specific loans tendered for repurchase and, for each loan, the alleged breach of a representation or warranty. The amounts reported reflect the original principal balances of the loans and do not give effect to pay downs, accrued interest or fees, or potential recoveries based upon the underlying collateral. Reserves related to contractual representations and warranties were $143 million and $101 million at December 31, 2011 and December 31, 2010, respectively. We recorded adjustments to our reserve of $42 million in 2011 to reflect the higher amount of pending claims and an increase in our reserve for unidentified claims. The amount of these reserves is based upon pending and estimated future loan repurchase requests, the estimated percentage of loans validly tendered for repurchase, and WMC's estimated losses on loans repurchased. A ten percent adverse change in these key assumptions would result in an increase in reserves of approximately $35 million. Historically, a small percentage of the total loans WMC originated and sold has been tendered for repurchase, and of those loans tendered, only a limited amount has qualified as “validly tendered,” meaning the loans sold did not satisfy contractual obligations. In the second half of 2011, a lawsuit was filed against WMC relating to representations and warranties on certain mortgages and in the second quarter of 2012, through May 3, 2012, we have received additional repurchase claims of $689 million. Uncertainties surrounding economic conditions, the ability and propensity of mortgage holders to present valid claims, governmental actions, pending and threatened litigation against WMC, including increased activity by securitization trustees, and other activity in the mortgage industry make it difficult to develop a meaningful estimate of aggregate possible claim exposure. Actual losses could exceed the reserve amount if actual claim rates, investigative or litigation activity, valid tenders or losses WMC incurs on repurchased loans are higher than have been historically observed with respect to WMC.

WMC revenues (loss) from discontinued operations were $(42) million, $(4) million and $2 million in 2011, 2010 and 2009, respectively. In total, WMC's losses from discontinued operations, net of taxes, were $34 million, $7 million and $1 million in 2011, 2010 and 2009, respectively.

Other

In the first quarter of 2012, we announced the planned disposition of Consumer Ireland and classified this business as discontinued operations. As a result, we recognized an after-tax loss of $147 million in 2012. Consumer Ireland revenues from discontinued operations were $13 million, $25 million and $43 million in 2011, 2010 and 2009, respectively. Consumer Ireland loss from discontinued operations, net of taxes, were $153 million, $96 million and $76 million in 2011, 2010 and 2009, respectively.

In the second quarter of 2011, we entered into an agreement to sell our Australian Home Lending operations and classified it as discontinued operations. As a result, we recognized an after-tax loss of $148 million in 2011. We completed the sale in the third quarter of 2011 for proceeds of approximately $4,577 million. Australian Home Lending revenues from discontinued operations were $250 million, $510 million and $727 million in 2011, 2010 and 2009, respectively. Australian Home Lending earnings (loss) from discontinued operations, net of taxes, were $(65) million, $70 million and $113 million in 2011, 2010 and 2009, respectively.

In the first quarter of 2011, we entered into an agreement to sell our Consumer Singapore business for $692 million. The sale was completed in the second quarter of 2011 and resulted in the recognition of a gain on disposal, net of taxes, of $319 million. Consumer Singapore revenues from discontinued operations were $30 million, $108 million and $113 million in 2011, 2010 and 2009, respectively. Consumer Singapore earnings from discontinued operations, net of taxes, were $333 million, $36 million and $25 million in 2011, 2010 and 2009, respectively.

In the fourth quarter of 2010, we entered into agreements to sell our Consumer RV Marine portfolio and Consumer Mexico business. The Consumer RV Marine and Consumer Mexico dispositions were completed during the first quarter and the second quarter of 2011, respectively, for proceeds of $2,365 million and $1,943 million, respectively. Consumer RV Marine revenues from discontinued operations were $11 million, $210 million and $260 million in 2011, 2010 and 2009, respectively. Consumer RV Marine earnings (loss) from discontinued operations, net of taxes, were $2 million, $(99) million and $(83) million in 2011, 2010 and 2009, respectively. Consumer Mexico revenues from discontinued operations were $67 million, $228 million and $303 million in 2011, 2010 and 2009, respectively. Consumer Mexico earnings (loss) from discontinued operations, net of taxes, were $30 million, $(59) million and $66 million in 2011, 2010 and 2009, respectively.